    As filed with the Securities and Exchange Commission on November 26, 1996

                                                Registration Statement No. 333-
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933


                         BAY APARTMENT COMMUNITIES, INC.
             (Exact name of registrant as specified in its charter)

             MARYLAND                                           77-0404318
  (State or other jurisdiction of                            (I.R.S. Employer
  incorporation or organization)                            Identification No.)

                     4340 STEVENS CREEK BOULEVARD, SUITE 275
                               SAN JOSE, CA 95129
                    (Address of Principal Executive Offices)

                 1996 NON-QUALIFIED EMPLOYEE STOCK PURCHASE PLAN
                            (Full title of the Plan)

                     ---------------------------------------

                                GILBERT M. MEYER
                       CHAIRMAN OF THE BOARD AND PRESIDENT
                         BAY APARTMENT COMMUNITIES, INC.
                     4340 STEVENS CREEK BOULEVARD, SUITE 275
                               SAN JOSE, CA 95129
                                 (408) 983-1500
                      (Name, Address and Telephone Number,
                   Including Area Code, of Agent for Service)

                     ---------------------------------------

                                    copy to:
                              DAVID W. WATSON, ESQ.
                           GOODWIN, PROCTER & HOAR LLP
                                 EXCHANGE PLACE
                                BOSTON, MA 02109
                                 (617) 570-1000

                     ---------------------------------------

                                                  Calculation of Registration Fee
=========================================================================================================================
                                                   Proposed Maximum         Proposed Maximum
 Title of Securities        Amount to be          Offering Price Per       Aggregate Offering           Amount of
  to be Registered        Registered (1)(2)            Share(3)                 Price(3)             Registration Fee
-------------------------------------------------------------------------------------------------------------------------
Common Stock,
 $.01 par value               1,000,000                $31.9375               $31,937,500                $9,679
=========================================================================================================================

(1) Plus such additional number of shares as may be required pursuant to the 1996 Non-Qualified Employee Stock Purchase Plan in the event of a stock dividend, reverse stock split, split-up, recapitalization or other similar event.
(2) In addition, pursuant to Rule 416(c) under the Securities Act of 1933, as amended ("the Securities Act"), this registration statement also covers an indeterminate amount of interests to be offered or sold pursuant to the employee benefit plan described herein.
(3) This estimate is based on the average of the high and low sales prices of the Common Stock of Bay Apartment Communities, Inc. as reported on the New York Stock Exchange on November 19, 1996, pursuant to Rule 457(c) and (h) under the Securities Act, and is made solely for purposes of determining the registration fee.

================================================================================

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 3.        Incorporation of Certain Documents by Reference.

        Bay Apartment Communities, Inc. (the "Company") hereby incorporates by reference the documents listed in (a) through (d) below, which have previously been filed with the Securities and Exchange Commission (the "Commission").

        (a) The Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1995 filed with the Commission pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act");

        (b) Quarterly Reports on Form 10-Q for the quarters ended March 31, 1996, June 30, 1996 and September 30, 1996, each filed with the Commission pursuant to the Exchange Act;

        (c) Current Report on Form 8-K dated May 6, 1996, Current Report on form 8-K dated May 23, 1996, as amended by Current Report on Form 8-K/A dated May 23, 1996, Current Report on Form 8-K dated July 5, 1996 and Current Report on Form 8-K dated July 26, 1996, each filed with the Commission pursuant to the Exchange Act; and

        (d) The description of the Company's Common Stock contained in its registration statement on Form 8-A, dated December 7, 1993 filed with the Commission pursuant to Section 12 of the Exchange Act and any amendments or reports filed for the purpose of updating such description.

        In addition, all documents subsequently filed by the Company with the Commission pursuant to Sections 13(a) and (c), Section 14 and Section 15(d) of the Exchange Act, prior to the filing of a post-effective amendment hereto which indicates that all securities offered hereunder have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference in this registration statement and to be a part hereof from the date of filing of such documents.

Item 4.        Description of Securities.

        Not Applicable.

Item 5.        Interests of Named Experts and Counsel.

        Not Applicable.

Item 6.        Indemnification of Directors and Officers.

        The Company's Articles of Incorporation and Bylaws, each as amended, provide certain limitations on the liability of the Company's directors and officers for monetary damages to the Company. The Articles of Incorporation and Bylaws obligate the Company to indemnify its directors and officers, and permit the Company to indemnify its employees and other agents, against certain liabilities incurred in connection with their service in such capacities. The Company has entered into indemnification agreements with certain of its executive officers and members of the Board of Directors who are not officers of the Company, pursuant to which the Company has agreed to indemnify them against certain liabilities incurred in connection with their service as executive officers and/or directors. These provisions and contracts could reduce the legal remedies available to the Company and its stockholders against these individuals.

Item 7.        Exemption from Registration Claimed.

        Not applicable.

Item 8.        Exhibits.

         5.1   Opinion of Goodwin, Procter & Hoar LLP as to the legality of the securities being registered

        23.1   Consent of Coopers & Lybrand L.L.P., Independent Accountants
        23.2   Consent of Goodwin, Procter & Hoar LLP (included in Exhibit 5.1 hereto)
        24.1   Power of Attorney (included in Part II of this registration statement)
        99.1   Bay Apartment Communities, Inc. - 1996 Non-Qualified Employee
                    Stock Purchase Plan
        99.2   Bay Apartment Communities, Inc. - 1996 Non-Qualified Employee
                    Stock Purchase Plan - Plan Information Statement

Item 9.        Undertakings.

        (a)    The undersigned registrant hereby undertakes:

               (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

                      (i)    To include any prospectus required by Section 10(a)
                             (3) of the Securities Act;

                      (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

                      (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

               provided, however, that paragraphs (a)(1)(i) and (a)(1)(ii) herein do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the undersigned registrant pursuant to
               Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference in the registration statement;

               (2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof; and

               (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

        (b) The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act (and, where applicable, each filing of any employee benefit plan's annual report pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

        (c) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Act, Bay Apartment Communities, Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Jose, California on this 31st day of October, 1996.

                                       BAY APARTMENT COMMUNITIES, INC.

                                       By: /s/ Gilbert M. Meyer
                                           -------------------------------------
                                           Gilbert M. Meyer
                                           President and Chief Executive Officer

                                POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that we, the undersigned officers and directors of Bay Apartment Communities, Inc. hereby severally constitute and appoint Gilbert M. Meyer and Max L. Gardner, and each of them singly, our true and lawful attorneys with full power to them, and each of them singly, to sign for us and in our names in the capacities indicated below, the registration statement filed herewith and any and all amendments to said registration statement, and generally to do all such things in our names and in our capacities as officers and directors to enable Bay Apartment Communities, Inc. to comply with the provisions of the Securities Act and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming our signatures as they may be signed by our said attorneys, or any of them, to said registration statement and any and all amendments thereto.

        Pursuant to the requirements of the Securities Act, this registration statement has been signed below by the following persons in the capacities and on the date indicated.

              Signature                                   Capacity                                    Date
              ---------                                   --------                                    ----
/s/ Gilbert M. Meyer                             Chairman of the Board and                       October 29, 1996
--------------------------------------------     President (Principal Executive Officer)
              Gilbert M. Meyer


/s/ Max L. Gardner                               Director and Chief Operating Officer            October 29, 1996
--------------------------------------------
               Max L. Gardner


/s/ Geoffrey L. Baker                            Director and Chief Development                  October 29, 1996
--------------------------------------------     and Acquisitions Officer
              Geoffrey L. Baker


/s/ Bruce A. Choate                              Director                                        October 29, 1996
--------------------------------------------
               Bruce A. Choate


/s/ Brenda J. Mixson                             Director                                        October 29, 1996
--------------------------------------------
              Brenda J. Mixson


/s/ Thomas H. Nielsen                            Director                                        October 29, 1996
--------------------------------------------
              Thomas H. Nielsen


/s/ John J. Healy, Jr.                           Director                                        October 29, 1996
--------------------------------------------
             John J. Healy, Jr.


/s/ Jeffrey B. Van Horn                          Chief Financial Officer  (Principal             October 31, 1996
--------------------------------------------     Financial and Accounting Officer)
            Jeffrey B. Van Horn

        Pursuant to the requirements of the Securities Act, the undersigned directors who constitute all of the members of the Compensation Committee who administer the 1996 Non-Qualified Employee Stock Purchase Plan (or other persons who administer the employee benefit plan) have duly caused this registration statement to be signed on their behalf by the undersigned, thereunto duly authorized, in the City of San Jose, State of California, on October 31, 1996.


                                       By: /s/ Gilbert M. Meyer
                                           -------------------------------------
                                           Gilbert M. Meyer
                                           President and Chief Executive Officer


                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that we, the undersigned directors of Bay Apartment Communities, Inc. hereby severally constitute and appoint Gilbert
M. Meyer and Max L. Gardner, and each of them singly, our true and lawful attorneys with full power to them, and each of them singly, to sign for us and in our names in the capacities indicated below, the registration statement filed herewith and any and all amendments to said registration statement, and generally to do all such things in our names and in our capacities as officers and directors to enable Bay Apartment Communities, Inc. to comply with the provisions of the Securities Act and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming our signatures as they may be signed by our said attorneys, or any of them, to said registration statement and any and all amendments thereto.

         Pursuant to the requirements of the Securities Act, this registration statement has been signed below by the following persons in the capacities and on the date indicated.

              Signature                                   Capacity                                    Date
              ---------                                   --------                                    ----
/s/ Bruce A. Choate                              Member of  Compensation Committee               October 29, 1996
--------------------------------------------
               Bruce A. Choate


/s/ Brenda J. Mixson                             Member of  Compensation Committee               October 29, 1996
--------------------------------------------
              Brenda J. Mixson


/s/ Thomas H. Nielsen                            Member of  Compensation Committee               October 29, 1996
--------------------------------------------
              Thomas H. Nielsen

                                  EXHIBIT INDEX


Exhibit No.                            Description
-----------                            -----------

     5.1 Opinion of Goodwin, Procter & Hoar LLP as to the legality of the securities being registered

    23.1        Consent of Coopers & Lybrand L.L.P., Independent Accountants

    23.2 Consent of Goodwin, Procter & Hoar LLP (included in Exhibit 5.1 hereto)

    24.1 Powers of Attorney (included in Part II of this registration statement)

    99.1 Bay Apartment Communities, Inc. - 1996 Non-Qualified Employee Stock Purchase Plan

    99.2 Bay Apartment Communities, Inc. - 1996 Non-Qualified Employee Stock Purchase Plan - Plan Information Statement

                                        6